Exhibit 99.1

ICON Leasing Fund Twelve, LLC

Portfolio Overview

First Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Dispositions During the Quarter	3

Dispositions Following the Quarter	3

Portfolio Overview	5

Revolving Line of Credit	8

Performance Analysis	8

Transactions with Related Parties	10

Financial Statements	12

Forward Looking Statements	17

Additional Information	17

ICON Leasing Fund Twelve, LLC

As of August 31, 2014

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2014. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $347,686,947 commencing with its initial offering on May 7, 2007 through the closing of its offering on April 30, 2009.  We entered our liquidation period on May 1, 2014, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended March 31, 2014:

Blackhawk Mining, LLC
Investment Date:	3/4/2014	Collateral:	Mining equipment acquired for $25,359,000
Structure:	Lease
Expiration Date:	2/28/2018
Purchase Price:	$25,359,000
The Fund's Investment:	$10,760,000

Siva Global Ships Limited
Investment Dates:	3/28/2014*	Collateral:	Two liquefied petroleum gas tanker vessels acquired for $41,600,000.
	4/8/2014*
Structure:	Lease
Expiration Dates:	3/28/2022
	4/8/2022
Purchase Price:	$41,600,000
The Fund's Investment:	$5,877,000
*On March 21, 2014, we entered into Memoranda of Agreement to purchase the LPG tanker vessels, the SIVA Coral and the SIVA Pearl. The purchase and delivery of both vessels was scheduled to occur on March 28, 2014, but was delayed with respect to the SIVA Pearl for procedural reasons until April 8, 2014

ICON Leasing Fund Twelve, LLC

Investments During the Quarter (continued)

D&T Holdings, LLC
Investment Date:	3/28/2014	Collateral:	Trucks, trailers and other equipment acquired for $12,200,000.
Structure:	Lease
Expiration Date:	12/31/2018
Purchase Price:	$12,200,000
The Fund's Investment:	$7,320,000

Investments Following the Quarter

The Fund made the following investments after the quarter ended March 31, 2014:

Pacific Radiance, Ltd.
Investment Date:	6/12/2014	Collateral:	Offshore supply vessel acquired for $40,000,000.
Structure:	Lease
Expiration Date:	6/12/2024
Purchase Price:	$40,000,000
The Fund's Investment:	$9,249,000

SeaChange Maritime
Investment Dates:	6/20/2014	Collateral:	Containership vessel valued at $4,200,000*.
	8/20/2014
Structure:	Loan
Maturity Date:	2/15/2018
Facility Amount:	$7,000,000
Fund Participation:	$6,300,000
*As part of our security for the facility, we received an assignment of all earnings related to the vessel CAPT DAVID I LYON including earnings derived from such vessel’s time charter with the U.S. Navy’s Military Sealift Command, which has a term of up to five years and is valued up to $43,800,000.

Téchnicas Maritimas Avanzados, S.A. de C.V.
Investment Date:	8/27/2014	Collateral:	Two platform supply vessels valued at $61,000,000.
Structure:	Loan
Maturity Date:	7/26/2019
Facility Amount:	$29,000,000
Fund Participation:	$21,750,000

ICON Leasing Fund Twelve, LLC

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended March 31, 2014:

Green Field Energy Services, Inc.
Structure:	Loan	Collateral:	Oil field service equipment.
Disposition Date:	3/18/2014
The Fund's Investment:	$7,500,000
Total Proceeds Received:	$8,084,000

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Disposition Date:	1/31/2014
The Fund's Investment:	$11,000,000
Total Proceeds Received:	$16,011,000

Broadview Networks Holdings, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	3/31/2014
The Fund's Investment:	$1,954,000
Total Proceeds Received:	$2,510,000

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended March 31, 2014:

Leighton Holdings, Ltd.
Structure:	Lease	Collateral:	Three pipelay barges.
Disposition Date:	4/3/2014
The Fund's Investment:	$10,241,000
Total Proceeds Received:	$80,881,000

ICON Leasing Fund Twelve, LLC

Dispositions Following the Quarter (continued)

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tanker vessels.
Disposition Dates:	4/14/2014 05/21/2014
The Fund's Investment:	$1,282,574
Total Proceeds Received:	N/A*
*On April 14, 2014 and May 21, 2014, the Eagle Otome and the Eagle Subaru were sold for $7,395,355 and $7,426,625 respectively, resulting in a gain on sale.  As originally contemplated, all proceeds from the sale of the two vessels were used to repay indebtedness incurred in connection with the Fund’s investment in ICON AET Holdings, LLC, which also includes two Very Large Crude Carriers currently on charter with AET Inc. Limited.

Palmali Holding Company Limited
Structure:	Lease	Collateral:	Two Aframax tanker vessels.
Disposition Date:	4/15/2014
The Fund's Investment:	$9,600,000
Total Proceeds Received:	$15,308,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Disposition Date:	6/6/2014
The Fund's Investment:	$2,700,000
Total Proceeds Received:	$3,234,000

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Disposition Date:	7/2/2014
The Fund's Investment:	$4,050,000
Total Proceeds Received:	$5,439,000

ICON Leasing Fund Twelve, LLC

Portfolio Overview

As of March 31, 2014, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	3/29/2014*
3/29/2021
*Due to delays associated with redelivery, the Eagle Otome and the Eagle Subaru each remained on charter with AET, Inc. Limited following their lease expiration on March 29, 2014 until such vessels were redelivered and sold to third-party buyers on April 14, 2014 and May 21, 2014, respectively.

Vroon Group B.V.
Structure:	Lease	Collateral:	Two handy-size container vessels.
Expiration Date:	4/1/2014

Swiber Holdings Limited
Structure:	Lease	Collateral:	A saturation diving system and a 300-man accommodation and work barge.
Expiration Dates:	6/30/2014 3/23/2017

Leighton Holdings Ltd.
Structure:	Lease	Collateral:	Three pipelay barges.
Expiration Dates:	6/25/2017
10/27/2017
1/4/2018

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Maturity Date:	7/1/2017

Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Maturity Date:	8/1/2018

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Maturity Date:	10/1/2018

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	8/1/2015

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

SIVA Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Date:	3/28/2022
4/8/2022

D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

Superior Tube Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Maturity Dates:	10/1/2017

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Maturity Date:	7/28/2016
9/14/2016

ICON Leasing Fund Twelve, LLC

Revolving Line of Credit

On May 10, 2011, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $10,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility was extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2014, we had $10,000,000 outstanding under the Facility.

Performance Analysis

Capital Invested as of March 31, 2014	$425,532,361
Leverage Ratio	0.99:1*
% of Receivables Collected in the Quarter Ended March 31, 2014	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of  August 31, 2014.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment

- net proceeds from the sale of Interests during the period

= CABO

ICON Leasing Fund Twelve, LLC
Cash Available From Business Operations
for the Period January 1, 2014 through March 31, 2014

Cash Balance at January 1, 2014	$13,985,307
Cash Balance at March 31, 2014	$8,632,098

Net Change in Cash		$(5,353,209)

Add Back:
Distributions Paid to Members from January 1, 2014 through March 31, 2014		$6,377,386

Investments made during the Period	$46,009,722
	(13,342,298)
		$32,667,424
Deduct:
Debt Proceeds used specifically for Investments and activity related to the Facility		$17,500,000

Cash Available from Business Operations (CABO)		$16,191,601	1
Coverage Ratio (CABO/Distributions Paid to Members)		253.89%

1 Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties
We entered into certain agreements with our Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and our dealer-manager for our offering, whereby we pay or paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001, and $250,000,000 and 0.5% of capital raised over $250,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2014 through the date hereof, we paid our Manager aggregate acquisition fees in the amount of approximately $3,885,000.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, distributions and liquidation proceeds.  We paid distributions to our Manager of $63,774 and $70,830 for the three months ended March 31, 2014 and 2013, respectively. Additionally, our Manager’s interest in the net income (loss) attributable to us was $21,640 and ($10,363) for the three months ended March 31, 2014 and 2013, respectively.

Fees and other expenses incurred by us to our Manager or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2014	2013
ICON Capital, LLC	Manager	Acquisition fees (1)	$1,612,070	$81,000
ICON Capital, LLC	Manager	Management fees (2)	539,190	882,226
ICON Capital, LLC	Manager	Administrative expense reimbursements (2)	460,632	428,404
			$2,611,892	$1,391,630
(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties (continued)

At March 31, 2014, we had a net receivable due from our Manager and its affiliates of approximately $157,000 primarily related to an expense incurred by one of our joint ventures, which we paid on Fund Fourteen’s behalf and will be reimbursed.

At December 31, 2013, we had a net payable due to our Manager and its affiliates of approximately $374,000, primarily related to administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	March 31,	December 31,
	2014	2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$8,632,098	$13,985,307
Current portion of net investment in notes receivable	13,365,039	13,145,322
Current portion of net investment in finance leases	48,962,079	11,876,248
Due from Manager and affiliates, net	157,277	-
Other current assets	17,470,331	881,730
Total current assets	88,586,824	39,888,607
Non-current assets:
Net investment in notes receivable, less current portion	22,995,590	33,223,894
Net investment in finance leases, less current portion	105,438,909	90,036,227
Leased equipment at cost (less accumulated depreciation of
$40,735,268 and $38,848,729, respectively)	53,320,026	55,206,565
Investment in joint ventures	23,410,347	24,831,928
Other non-current assets	1,566,318	1,039,287
Total non-current assets	206,731,190	204,337,901
Total assets	$295,318,014	$244,226,508
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$49,393,232	$44,606,812
Revolving line of credit, recourse	10,000,000	-
Derivative financial instruments	514,018	809,705
Deferred revenue	311,931	655,206
Due to Manager and affiliates, net	-	374,363
Accrued expenses and other current liabilities	1,761,710	771,510
Current portion of seller's credit	42,845,588	4,817,000
Total current liabilities	104,826,479	52,034,596
Non-current liabilities:
Non-recourse long-term debt, less current portion	34,078,880	10,764,171
Seller's credit, less current portion	7,911,356	42,734,436
Total non-current liabilities	41,990,236	53,498,607
Total liabilities	146,816,715	105,533,203
Commitments and contingencies
Equity:
Members’ equity:
Additional members	124,764,923	128,936,157
Manager	(1,851,053)	(1,808,919)
Accumulated other comprehensive loss	(346,675)	(629,587)
Total members’ equity	122,567,195	126,497,651
Noncontrolling interests	25,934,104	12,195,654
Total equity	148,501,299	138,693,305
Total liabilities and equity	$295,318,014	$244,226,508

ICON Leasing Fund Twelve, LLC
A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Income (Loss) (unaudited)

	Three Months Ended
	March 31,
	2014	2013
Revenue and other income:
Finance income	$3,475,392	$4,268,846
Rental income	4,031,972	10,111,872
Income from investment in joint ventures	639,355	645,029
Total revenue and other income	8,146,719	15,025,747
Expenses:
Management fees	539,190	882,226
Administrative expense reimbursements	460,632	428,404
General and administrative	1,086,521	797,419
Interest	1,424,976	2,611,789
Depreciation	1,886,539	9,491,582
Impairment loss	-	1,770,529
Gain on derivative financial instruments	(36,278)	(70,215)
Total expenses	5,361,580	15,911,734
Net income (loss)	2,785,139	(885,987)
Less: net income attributable to noncontrolling interests	621,121	150,268
Net income (loss) attributable to Fund Twelve	2,164,018	(1,036,255)

Other comprehensive income:
Change in fair value of derivative financial instruments	282,919	618,730
Currency translation adjustment during the period	(7)	(45,748)
Total other comprehensive income	282,912	572,982
Comprehensive income (loss)	3,068,051	(313,005)
Less: comprehensive income attributable to noncontrolling interests	621,121	171,932
Comprehensive income (loss) attributable to Fund Twelve	$2,446,930	$(484,937)

Net income (loss) attributable to Fund Twelve allocable to:
Additional members	$2,142,378	$(1,025,892)
Manager	21,640	(10,363)
	$2,164,018	$(1,036,255)
Weighted average number of additional shares of limited liability
company interests outstanding	348,335	348,429
Net income (loss) attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$6.15	$(2.94)

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statement of Changes in Equity

	Members' Equity
	Additional
	Shares of			Accumulated
	Limited Liability			Other	Total
	Company	Additional		Comprehensive	Members'	Noncontrolling	Total
	Interests	Members	Manager	Loss	Equity	Interests	Equity
Balance, December 31, 2013	348,335	$128,936,157	$(1,808,919)	$(629,587)	$126,497,651	$12,195,654	$138,693,305
Net income	-	2,142,378	21,640	-	2,164,018	621,121	2,785,139
Change in fair value of derivative financial instruments	-	-	-	282,919	282,919	-	282,919
Currency translation adjustments	-	-	-	(7)	(7)	-	(7)
Distributions	-	(6,313,612)	(63,774)	-	(6,377,386)	(860,563)	(7,237,949)
Investment by noncontrolling interests	-	-	-	-	-	13,977,892	13,977,892
Balance, March 31, 2014 (unaudited)	348,335	$124,764,923	$(1,851,053)	$(346,675)	$122,567,195	$25,934,104	$148,501,299

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income (loss)	$2,785,139	$(885,987)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Finance income	(2,071,464)	(3,331,663)
Rental income paid directly to lenders by lessees	(1,088,550)	(7,514,388)
Income from investment in joint ventures	(639,355)	(645,029)
Depreciation	1,886,539	9,491,582
Interest expense on non-recourse financing paid directly to lenders by lessees	84,265	633,707
Interest expense from amortization of debt financing costs	87,124	183,532
Net accretion of seller's credit and other	504,151	609,846
Impairment loss	-	1,770,529
Gain on derivative financial instruments	(36,278)	(70,215)
Changes in operating assets and liabilities:
Collection of finance leases	7,323,658	7,773,102
Other assets	(190,801)	438,827
Accrued expenses and other current liabilities	946,452	(468,376)
Deferred revenue	(491,152)	(176,805)
Due from/to Manager and affiliates, net	(531,640)	(250,226)
Distributions from joint ventures	51,478	144,245
Net cash provided by operating activities	8,619,566	7,702,681
Cash flows from investing activities:
Purchase of equipment	(46,009,722)	-
Proceeds from sale of leased equipment	293,090	-
Distributions received from joint ventures in excess of profits	2,009,458	190,329
Investment in notes receivable	-	(706,950)
Principal received on notes receivable	9,589,183	737,206
Net cash (used in) provided by investing activities	(34,117,991)	220,585
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	7,500,000	-
Repayment of non-recourse long-term debt	(3,174,126)	(3,788,540)
Proceeds from revolving line of credit, recourse	10,000,000	-
Payment of debt financing costs	(75,000)	-
Repayment of sellers' credit	(210,000)	(70,000)
Minority interest contribution in joint ventures, net	13,342,298	-
Distributions to noncontrolling interests	(860,563)	(858,291)
Distributions to members	(6,377,386)	(7,083,361)
Net cash provided by (used in) financing activities	20,145,223	(11,800,192)
Effects of exchange rates on cash and cash equivalents	(7)	(146)
Net decrease in cash and cash equivalents	(5,353,209)	(3,877,072)
Cash and cash equivalents, beginning of period	13,985,307	30,980,776
Cash and cash equivalents, end of period	$8,632,098	$27,103,704

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited) (continued)

	Three Months Ended March 31,
	2014	2013
Supplemental disclosure of cash flow information:
Cash paid for interest	$567,690	$1,613,300
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$1,088,550	$7,918,856
Reclassification of net assets from leased equipment at cost to net investment in
finance lease	$-	$9,376,510
Funds withheld from seller on asset acquisition	$250,000	$-
Non-recourse long-term debt paid directly to seller	$24,800,000	$-
Subordinated non-recourse financing provided by seller	$2,911,254	$-
Debt financing costs netted at funding	$267,951	$-
Acquisition fee paid by noncontrollng interests	$635,594	$-
Interest reserve net against principal repayment of notes receivable	$206,250	$-

ICON Leasing Fund Twelve, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.